UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

UAL CORPORATION

UNITED AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Company’s Current Report on Form 8-K filed on July 28, 2009, the Audit Committee of the Board of Directors (the “Board”) of UAL Corporation approved on behalf of UAL and its subsidiary, United Air Lines, Inc. (“United”), the dismissal of their independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), and the engagement of Ernst & Young LLP (“EY”) to serve as their new independent registered public accounting firm for fiscal year 2010. The dismissal of Deloitte was ratified by the Board and became effective on February 25, 2010, following the conclusion of Deloitte’s 2009 fiscal year audit for UAL.

Deloitte’s reports on UAL’s and United’s consolidated financial statements for each of the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and December 31, 2008 and through the interim period between December 31, 2009 and the date of this Form 8-K/A, there were no disagreements between UAL or United and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

UAL has provided Deloitte with a copy of the foregoing disclosures. A copy of Deloitte’s letter, dated February 26, 2010, stating its agreement with the above statements is attached as Exhibit 16.1.

During the years ended December 31, 2008 and December 31, 2007 and any subsequent interim period through July 22, 2009 (the date of engagement of EY), neither UAL nor United nor anyone acting on their behalf consulted EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on UAL’s or United’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter from Deloitte & Touche LLP, dated February 26, 2010, regarding the change in certifying accountant.

*	Filed herewith electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION UNITED AIR LINES, INC.

	By:	/s/ Ricks P. Frazier
	Name:	Ricks P. Frazier
	Title:	General Counsel and Secretary (Interim)

Date: February 26, 2010

EXHIBIT INDEX

Exhibit No.	Description

16.1*	Letter from Deloitte & Touche LLP, dated February 26, 2010, regarding the change in certifying accountant.

*	Filed herewith electronically